Significant Events After Reporting Period	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Significant Events After Reporting Period
38.	SIGNIFICANT EVENTS AFTER REPORTING PERIOD

a.
In February 2024, the board of directors of ASE resolved to revoke the public offering of its ordinary shares and to acquire subsidiaries of Infineon Group, which are located in the Philippines and Korea, by ASE and ASE (Korea) Inc., respectively.

b.
In March 2024, the board of directors resolved to issue an employee restricted stock awards plan and grant up to 16,500 thousand ordinary shares to the Group’s full-time employees for retention and reward.